Exhibit 32.2

CERTIFICATION OF

PRINCIPAL FINANCIAL OFFICER

I, William C. Morris, Principal Financial Officer, Vice-President and Treasurer of TC PipeLines GP, Inc., the General Partner of TC PipeLines, LP (the Partnership), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 hereby certify, to the best of my knowledge, in connection with the Partnership’s Quarterly Report on Form 10-Q for the period ended September 30, 2018 as filed with the Securities and Exchange Commission (the Report) on the date hereof, that:

•                  the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•                  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Dated:	November 9, 2018
/s/ William C. Morris
William C Morris

Principal Financial Officer, Vice President and Treasurer
TC PipeLines GP, Inc., as General Partner of
TC PipeLines, LP